UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement
☑ Definitive Additional Materials

       OPT-SCIENCES CORPORATION
(Name of Registrant as Specified in its Charter)

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1. Title of each class of securities to which transaction applies:
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2. Aggregate number of securities to which transaction applies:
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3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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5. Total fee paid:
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☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:
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2. Form, Schedule or Registration Statement No.:
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3. Filing Party:
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4. Date Filed:
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OPT-SCIENCES CORPORATION
Post Office Box 221
Riverton, New Jersey 08077-0221

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
AND
NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT MATERIALS

To Our Stockholders:

The 2014 Annual Meeting of Stockholders of Opt-Sciences Corporation (the "Company"), will be held at 2:30 P.M.(Eastern Standard Time) on Wednesday, March 26, 2014 at the offices of Kania, Lindner, Lasak and Feeney, in the Sinkler Building, Suite 108, 560 East Lancaster Avenue (at the intersection with Radnor Chester Road), St. Davids, PA 19087 to consider and act upon the following matters:

1)	To elect three (3) directors to serve until our next Annual Meeting to be held in 2015 or until their successors have been elected and qualified;

2)	To ratify the appointment of Goff, Backa, Alfera & Company, LLC to serve as the Company's independent registered public accounting firm for fiscal year 2014; and

3)	To transact any other business which may properly come before the meeting or any adjournment thereof.

Only Stockholders of record on the books of the Company at the close of business on February 7, 2014, will be entitled to notice of and vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Information Statement Materials for the Stockholder Meeting to be Held on March 26, 2014.

Pursuant to Securities and Exchange Commission Rule §240.14C-2, you are receiving this notice that the materials for the Annual Meeting are available on the Internet. This communication provides only a brief overview of the more complete Information Statement Materials. We encourage you to access and review all of the important information contained in the Information Statement Materials.

Follow the instructions below to view the materials or request printed or email copies.

Our Information Statement and Annual Report on Form 10-K for the fiscal year ended October 26, 2013, are available at optsciences.com.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a paper or e-mail copy. Please make your request for a copy by one of the following methods on or before March 16, 2014 to facilitate timely delivery.

-	E-mail to investor.relations@optsciences.com.
-	Mail at Opt-Sciences Corporation, P.O. Box 221, Riverton, New Jersey 08077-0221.
-	Telephone call to (856)829-2800.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This is not a proxy - you cannot vote by returning this Notice.

By Order of the Board of Directors,

/s/ Anderson L. McCabe
Anderson L. McCabe,
President